o 404 P-1

                       SUPPLEMENT DATED NOVEMBER 12, 2002
                              TO THE PROSPECTUS OF
                          FRANKLIN U.S. LONG-SHORT FUND
                             DATED SEPTEMBER 1, 2002

The prospectus is amended as follows:

I. As of November 25, 2002, the Fund will re-open to all investors until the Fund's assets reach $350 million.

When the Fund's assets reach $350 million, the Fund will be closed to additional investments except through reinvestment of dividends or capital gain distributions. Exchanges into the Fund will be allowed if they are into existing open accounts. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

II. The team responsible for the Fund's management referenced on page 12 is replaced with the following:

 MICHAEL R. WARD, PORTFOLIO MANAGER OF ALTERNATIVE STRATEGIES
 Mr. Ward has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1992.

 GARY KO, CFA, ASSISTANT PORTFOLIO MANAGER OF ALTERNATIVE STRATEGIES
 Mr. Ko has been a manager of the Fund since October 2002. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Ko worked for Bank of America (Asia) in Hong Kong.

               Please keep this supplement for future reference.